UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  May 8, 2009 (Date of earliest event reported)

ORTHOLOGIC CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the OrthoLogic Corp. annual meeting of stockholders held on May 8, 2009, the stockholders of OrthoLogic Corp. (the “Company”), upon the recommendation of the Company’s Board of Directors, approved an amendment (the “Plan Amendment”) to the Company’s 2005 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan by 1,250,000 shares.

A brief summary of the Plan is included as part of Proposal 2 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2009.  The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan and the Plan Amendment, which are filed with this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2005 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2006)

10.2	Amendment to 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 14, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009	ORTHOLOGIC CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman

Exhibit Index

Exhibit No.	Description

10.1	2005 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2006)

10.2	Amendment to 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 14, 2009)